                                                                    EXHIBIT 10.2

                      SIXTH AMENDMENT TO SERVICE AGREEMENT

  This Sixth Amendment to Service Agreement made and entered into this 15 day of January, 1997 by and between Oak Brook Bank, 1400 Sixteenth Street, Oak Brook, Illinois 60521 ("Buyer") and First Data Resources Inc., 7301 Pacific Street, Omaha, Nebraska 68114 ("FDRI").

                              W I T N E S S E T H:

  WHEREAS, Buyer and FDRI heretofore entered into a Service Agreement dated as of November 22, 1991 as amended by Amendments to Service Agreement dated September 2, 1994, March 1, 1996, March 1, 1996, June 19, 1996, January 15,
1997(the "Service Agreement"); and

  WHEREAS, Buyer and FDRI now desire to amend the Service Agreement as hereinafter more particularly set forth;

  NOW, THEREFORE, Buyer and FDRI hereby agree as follows:

  1. Exhibit "A", Section III of the Service Agreement is hereby amended by the addition of the following, effective upon the Commencement Date (for purposes of this Amendment, the Commencement Date shall be the date FDRI first notifies Buyer that the CD-ROM Services set forth below become available to Buyer):

      "CD-ROM
      Services The storage, on Compact Disc-Read Only Memory ('CD-ROM'), of any items (including but not limited to Cardholder Statements, Merchant Statements and Reports) selected by Buyer which are currently available on Microfiche for purposes of record retention, accessing and archival purposes. Buyer, at its option, may elect to utilize the CD-ROM Services, Microfiche Services and/or On-Line Report Services for the same items. Notwithstanding anything in this Agreement to the contrary, Buyer is responsible for determining the acceptance of the CD-ROM Services under state and Federal regulations, including but not limited to obligations to retain information for a specified period of time, signature verification and the admissibility of documents into evidence. It is Buyer's responsibility to keep written or microform records, if such are required under state and Federal regulations because of the limited acceptance or admissibility of the CD-ROM Services or the technology to be used under this Agreement to provide the CD-ROM Services.

      Virtual CD-ROM
      Services The delivery to Buyer, via tape or transmission media other than CD-ROM, of all information currently available from FDRI on CD-ROM for use by Buyer in Buyer's in-house imaging system for record retention, accessing and archival purposes. Buyer, at its option, may elect to utilize the Virtual CD-ROM Services for its imaging system, CD-ROM Services, Microfiche Services and/or On-Line Report Services for the same items. Buyer understands and agrees that the Virtual CD-ROM Services are an information delivery system only and that FDRI shall not be responsible for the long-term integrity of any data delivered to Buyer by FDRI via Virtual CD-ROM Services. Buyer shall be responsible for (i) assessing the compatibility of the Virtual CD-ROM Services to Buyer's imaging system and (ii) determining the acceptance of Buyer's imaging system under state and Federal regulations, including but not limited to obligations to retain information for a specified period of time, signature verification and the admissibility of documents into evidence."

  2. Exhibit "B", Section II-c of the Service Agreement is hereby amended by the addition of the following, effective on the Commencement Date:

      "CD-ROM Service Fees:

      Cardholder Statements (Including Enterprise Presentation Cardholder Statements) (Production and mailing of the items four (4) Business Days after daily cycle completion)

                                               Per Page  Monthly
          Delivery Options                      Charge   Minimum
          ----------------                     --------  -------
          (i)  500,001 or more statement
          data pages per month; unlimited
          CD-ROM Bundles per month             $.0129    None

          (ii)  100,001 - 500,000 statement
          data pages per month; not more
          than 5 CD-ROM Bundles per month      $.0129    None

          (iii)  100,000 or less statement
          data pages per month; not more
          than 3 CD-ROM Bundles per month      $.0129    $575.00

          If, during any calendar month, Buyer requests that FDRI provide either
          (a) CD-ROM Bundles in excess of the quantities provided for in the applicable subparagraph set forth above or (b) Summary CD-ROM Bundles, then

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

       Buyer shall pay FDRI $475.00 for each such additional or Summary CD-ROM Bundle.

MERCHANT STATEMENTS (Production and mailing of the items at the following number of Business Days after daily cycle completion)

                                                     Per Page   Monthly
       Delivery Options                               Charge    Minimum
       ----------------                              --------   -------
       (i)  4 Business Day turnaround;
       unlimited CD-ROM Bundles per
       month                                         $.0129     $325.00

       (ii)  5 Business Day turnaround;
       unlimited CD-ROM Bundles per
       month                                         $.0129     $225.00

       (iii)  6 Business Day turnaround;
       unlimited CD-ROM Bundles per
       month                                         $.0129     $150.00

REPORTS (Production and mailing of the items at the following number of Business Days after daily cycle completion)


                                                     Per Page  Monthly
Delivery Options (Stand-alone)                        Charge   Minimum
------------------------------                       --------  ---------
(i)  4 Business Day turnaround;
unlimited CD-ROM Bundles per
month                                                $.0129    $1,950.00

(ii)  4 Business Day turnaround;
not more than 5 CD-ROM Bundles
per month                                            $.0129    $  750.00

(iii)  4 Business Day turnaround;
not more than 3 CD-ROM Bundles
per month                                            $.0129    $  575.00

If, during any calendar month, Buyer requests that FDRI provide CD-ROM Bundles in excess of the quantities provided for in the applicable subparagraph set forth above, then Buyer shall pay FDRI $475.00 for each such additional CD-ROM Bundle.

          Delivery Options (In Combina-           Per Page     Monthly
          tion With OARS Services)                 Charge      Minimum
          ------------------------                --------     -------

          (i)  Day 61 turnaround (following
          OARS); unlimited CD-ROM Bundles
          per month                                $.0129     $1,950.00

          (ii)  Day 61 turnaround (following
          OARS); not more than 5 CD-ROM
          Bundles per month                        $.0129     $  750.00

          (iii)  Day 61 turnaround
          (following OARS); not more than
          3 CD-ROM Bundles per month               $.0129     $  575.00


          If, during any calendar month, Buyer requests that FDRI provide CD-ROM Bundles in excess of the quantities provided for in the applicable subparagraph set forth above, then Buyer shall pay FDRI $475.00 for each such additional CD-ROM Bundle.

Other Items

For any other items which Buyer desires to store on CD-ROM and for which FDRI agrees to provide CD-ROM Services, Buyer and FDRI shall, prior to the commencement of such services, mutually agree upon the terms and conditions (including pricing, frequency and any volume limitations) for such CD-ROM Services.

For each duplicate copy of a CD-ROM Bundle, Buyer shall pay FDRI $75.00.

For each original or revised Cardholder Statement form overlay, Buyer shall pay FDRI a one-time charge of $250.00.

For any computer programming or other technical services performed by FDRI on behalf of Buyer in connection with the CD-ROM Services performed by FDRI on behalf of Buyer, Buyer shall pay FDRI at FDRI's then current standard rates for such services. Such rates shall be provided to Buyer by FDRI upon request.

A CD-ROM Bundle, for purposes of the Cardholder Statements on CD-ROM and Merchant Statements on CD-ROM Services, consists of three (3) copies, one for Buyer, one for archive and one for Buyer's customer service representative. A CD-ROM Bundle, for purposes of the Reports on CD-ROM Services, consists of two
(2) copies, one for Buyer, and one for archive. A Summary CD-ROM Bundle summarizes previously produced CD-ROM Bundles.

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

Buyer shall provide at its expense the minimum personal computer configuration set forth below:

       386/486 Processor with Hard Drive (486 preferred)
       8 MB RAM (12 MB preferred)
       3.1 Windows
       Mouse
       14" VGA Color Monitor (SVGA preferred)
       CD-ROM Drive (double speed)
       Laser Printer

       Virtual CD-ROM Service Fees
       (produced 4 Business days following
       cycle completion) $.0097/data page

The price above for Virtual CD-ROM Services does not include and Buyer shall pay FDRI at the rates set forth in this Exhibit 'B' for any applicable interface services performed in connection with the Virtual CD-ROM Services including but not limited to magnetic tape or transmission services. The price above for Virtual CD-ROM Services does include the production and storage by FDRI of any archival CD-ROM disc(s) containing the Virtual CD-ROM delivered to Buyer."

3. As hereby amended and supplemented, the Service Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Service Agreement the day and year first above written.


FIRST DATA RESOURCES INC.              OAK BROOK BANK

By: /s/ ERIC HUFF                      By: /s/ DEBRA L. MARKS
   -----------------------------           ---------------------------
Title:  Executive Vice President       Title: ASSISTANT VICE PRESIDENT
      --------------------------              ------------------------

                                       By: /s/ DARIN CAMPBELL
                                          ---------------------------
                                       Title:  SENIOR VICE PRESIDENT
                                             ------------------------

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